Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Omar Jimenez, hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the period ended December 31, 2025 (the “Report”) of Athena Bitcoin Global (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 6, 2026

By:	/s/ Omar Jimenez
Omar Jimenez
Chief Financial Officer
(Principal Financial and Accounting Officer)